                                                                  EXHIBIT 10.4.1



                           SECOND AMENDED AND RESTATED
                                 LOAN AGREEMENT


                                     between


                               AUBREY K. McCLENDON


                                       and



                        CHESAPEAKE ENERGY MARKETING, INC.





                                December 31, 1998

                                TABLE OF CONTENTS


                                                                    Page
                                                                    ----
1.       Loan Amount..................................................1

2.       Note.........................................................1
         2.1      Interest............................................1
         2.2      Payments............................................2
         2.3      No Readvances.......................................2
         2.4      Prepayments.........................................2

3.       Collateral Security..........................................3

4.       Conditions of Lending........................................3
         4.1      Loan Documents......................................3
         4.2      No Violation........................................4
         4.3      Additional Information..............................4
         4.4      Prior Note Interest.................................4
         4.5      JIBs................................................4
         4.6      No Default..........................................4
         4.7      Representations.....................................4
         4.8      Opinion of Counsel..................................4
         4.9      Financial Statements................................4

5.       Representations and Warranties...............................4
         5.1      Capacity and Power..................................5
         5.2      Full Disclosure.....................................5
         5.3      Financial Condition.................................5
         5.4      Liabilities.........................................5
         5.5      Ownership...........................................5
         5.7      Survival of Representations.........................5
         5.8      Pelican Lake........................................6

6.       Covenants of the Borrower....................................6
         6.1      Financial Statements................................6
         6.2      Liquidation Assets Report...........................6
         6.3      Notifications.......................................6
         6.4      Records Inspections.................................6
         6.5      Additional Documents................................7
         6.6      Taxes...............................................7
         6.7      Creation of Liens...................................7
         6.8      Other Agreements....................................7
         6.9      Indebtedness........................................7

7.       Default......................................................8

         7.1      Nonpayment of Note..................................8
         7.2      Other Nonpayment....................................8
         7.3      Breach of Agreement.................................8
         7.4      Representations and Warranties......................8
         7.5      Insolvency..........................................8
         7.6      Bankruptcy..........................................8
         7.7      Receivership........................................8
         7.8      Judgment............................................8
         7.9      Insecurity..........................................9

8.       Remedies.....................................................9
         8.1      Termination.........................................9
         8.2      Acceleration of Note................................9
         8.3      Selective Enforcement...............................9
         8.4      Waiver of Default...................................9

9.       Miscellaneous................................................9
         9.1      Expenses...........................................10
         9.2      Notices............................................10
         9.3      Severability.......................................10
         9.4      Construction and Venue.............................11
         9.5      No Waiver..........................................11
         9.6      Counterparts.......................................11
         9.7      Prior Agreement....................................11

Schedule "A"  -  Form of Promissory Note
Schedule "B"  -  Liquidation Assets
Schedule "C"  -  Form of Second Amendment to Amended & Restated Security Agreement

                           SECOND AMENDED AND RESTATED
                                 LOAN AGREEMENT


     THIS AGREEMENT is entered into effective the 31st day of December, 1998, between AUBREY K. McCLENDON, an individual (the "Borrower"), and CHESAPEAKE ENERGY MARKETING, INC., an Oklahoma corporation (the "Lender"), and amends and restates in its entirety that certain Loan Agreement dated July 7, 1998, between the Borrower and the Lender, as amended by that certain Amended and Restated Loan Agreement dated July 13, 1998, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated August 19, 1998 (collectively, the "Prior Agreement").

     WHEREAS, under the Prior Agreement and the promissory note issued pursuant thereto (the "Prior Note"), all principal of and interest on the Prior Note was due on December 31, 1998; and

     WHEREAS, the Borrower has requested that the Lender extend the maturity date of the Prior Note and the obligations of the Borrower under the Prior Agreement for a period not to exceed one year, and the Lender is agreeable to such extension on the terms and conditions set forth herein and for the consideration set forth herein and in the other Loan Documents (as hereinafter defined).

     NOW THEREFORE, the Borrower and the Lender hereby amend and restate the Prior Agreement as follows:


                              W I T N E S S E T H :

1. Loan Amount. Subject to the terms and conditions of this Agreement, the Lender agrees to extend the time of payment of the existing loan to the Borrower in the principal amount of Four Million Eight Hundred Eighty-five Thousand Dollars ($4,885,000.00).

2. Note. The loan to be made hereunder will be evidenced by the Promissory Note (the "Note") in the form of Schedule "A" attached hereto as a part hereof and payable on the following terms:

     2.1 Interest. Except as otherwise provided in the Note, the unpaid principal balance of the Note will bear interest at the per annum rate equal to nine and one-eighth percent (9 1/8%). Except for interest payments made pursuant to paragraph 2.4 of this Agreement, interest on the Note will be payable quarterly commencing on March 31, 1999, and on the last day of each successive June, September and December thereafter until the Note is paid in full. All interest will be computed

     Initial Approval                                       FINAL DOCUMENT
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

          at a per diem charge for the actual number of days elapsed on the basis of a year consisting of three hundred sixty-five (365) days.

     2.2 Payments. Each payment on the Note including, without limitation, payments made pursuant to paragraph 2.4 hereof, will be applied first to any obligations of the Borrower to the Lender under the Loan Documents other than principal and interest, then to accrued unpaid interest on the Note, and then to the unpaid principal balance of the Note. The entire unpaid principal balance plus all accrued and unpaid interest on the Note will be due and payable on December 31, 1999, or at such earlier date as required under paragraph 8 of this Agreement.

     2.3 No Readvances. The Borrower understands and agrees that the Note is not a revolving note and that on any prepayment of principal, such prepaid amount will not be readvanced.

     2.4 Prepayments. The Borrower will have the right at any time to prepay the Note in whole or in part, without premium or penalty, but with interest accrued to the date of prepayment. In addition, the Borrower hereby agrees that throughout the term of the Note the Borrower will in good faith use the Borrower's best efforts to sell that portion of the Collateral (as hereinafter defined) described in Schedule "B" attached hereto as a part hereof (the "Liquidation Assets") in a manner reasonably calculated to fully repay the Note on or before December 31, 1999. In connection with the liquidation of the Liquidation Assets, the Borrower agrees to consult with the members of the loan committee (the "Loan Committee") of the Board of Directors of the Lender's parent Chesapeake Energy Corporation (the "Company"). The Borrower further agrees that in the event the unpaid principal balance of the Note is more than: (a) $4,600,000.00 on March 31, 1999; (b) $4,000,000.00 on June 30, 1999; or (c) $2,500,000.00 on September 30,
          1999 (each a "Payment Hurdle"), the Lender (acting through the members of the Loan Committee if so approved by the Loan Committee on behalf of the Lender) will have the right at any time thereafter to dispose of the Liquidation Assets in such manner and on such terms as the Lender (acting through the members of the Loan Committee if so approved by the Loan Committee on behalf of the Lender) determines in the Lender's sole discretion and the Borrower hereby fully authorizes and empowers (without the necessity of any further consent or authorization from the Borrower) the Lender and appoints and makes the Lender the Borrower's true and lawful attorney-in fact and agent for the Borrower and in the Borrower's name, place and stead with full power of substitution, in the Lender's name or the Borrower's name or otherwise, for the Lender's sole use and benefit, but at the Borrower's cost and expense, to dispose of the Liquidation Assets, without notice, provided, however, the Lender and each member of the Loan Committee will be under no obligation or duty to exercise the power hereby conferred upon it and will be without liability for any act or failure to act in connection with the disposition of the Liquidation Assets. Unless the Lender, with the approval of the Loan

     Initial Approval                                       FINAL DOCUMENT
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

          Committee, otherwise consents in writing, all dispositions of Liquidation Assets will be for cash or freely marketable securities. On disposition of any Collateral one hundred percent (100%) of the proceeds net of actual out of pocket expenses will be held in trust and promptly delivered to the Lender to be applied to the Note in accordance with paragraph 2.2 of this Agreement. With respect to the Liquidation Assets owned by Chesapeake Investments, an Oklahoma Limited Partnership (the "Pledgor"), the Borrower agrees to cause the Pledgor to fully comply with the terms of this paragraph 2.4. Notwithstanding the provisions of the Amended and Restated Employment Agreement between the Borrower and the Company dated effective July 1, 1998 (the "Employment Agreement") in the event that at any time (1) joint interest billings ("JIBs") in connection with participation in the program wells spudded by the Company or its subsidiaries (the "Drilling Program") as contemplated under the Employment Agreement are not paid when due, or (ii) any of the Payment Hurdles are unsatisfied ("Participation Conditions") the Borrower agrees that in either event the Borrower will not participate in the Drilling Program wells spudded by the Company or its subsidiary corporations during any time in which the Participation Conditions are not satisfied.

3. Collateral Security. Payment of the Note will be secured by a first lien on and security interest in the property (the "Collateral") described in the Amended and Restated Security Agreement dated July 13, 1998, as amended by that certain First Amendment to Amended and Restated Security Agreement dated August 19, 1998, as further amended by that certain Second Amendment to Amended and Restated Security Agreement in the form of Schedule "C" attached hereto as a part hereof (the "Security Agreement") and any other Loan Documents. The Borrower has requested release of the lien in favor of the Lender on the Borrower's ownership interest in the Pelican Lake Stock and a portion of the lien in favor of the Lender on the Borrower's interest in Core Systems, both constituting Collateral securing the Loan . Subject to the terms and conditions set forth below, the Lender hereby agrees to such releases. The Lender will release the Pelican Lake Stock and thirty-seven and one-half percent (37 1/2%) of the Borrower's interest in Core Systems constituting Collateral securing the Loan in exchange for cash proceeds of a sale of such interest to be immediately applied to reduction of outstanding amounts on the Note, in the order provided under the first sentence of Section 2.2. Upon receipt of such proceeds, the Lender will release an additional thirty-seven and one-half percent (37 1/2%) of the remaining interest of the Borrower in Core Systems (the "Additional Interest Released"), to the effect that twenty-five percent (25%) of such interest will be retained by the Lender as Collateral securing the Note. Provided that the Borrower is in compliance with the Participation Conditions on the date of such payment, proceeds of a sale of the Additional Interest Released may be used by the Borrower at his discretion. The release of any additional Collateral from time to time at the request of the Borrower will be in the sole discretion of the Lender and the Loan Committee.

4. Conditions of Lending. The obligation of the Lender to perform this Agreement and to extend the time for payment of the indebtedness evidenced by the Note is subject to the following conditions precedent.


     Initial Approval                                       FINAL DOCUMENT
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                                       3

     4.1 Loan Documents. This Agreement, the Note, the Security Agreement, financing statements, stock powers, and related documents and all extensions, amendments and modifications thereof (collectively, the "Loan Documents") will have been duly executed, acknowledged (where appropriate) by all parties thereto and delivered to the Lender, all in form and substance satisfactory to the Lender.

     4.2 No Violation. The advance under the Note will not cause the Lender to be in violation of any law, rule, regulation or agreement applicable to the Lender or the Company.

     4.3 Additional Information. The Lender will have received such additional documents, instruments and information as the Lender requests including, without limitation, current financial statements of the Borrower and information and valuation (based on fair value) concerning any of the Collateral designated by the Lender in writing.

     4.4 Prior Note Interest. The Borrower will have paid in full all accrued and unpaid interest on the Prior Note through and including December 31, 1998.

     4.5 JIBs. No JIBs will be overdue and unpaid under the terms of the Employment Agreement as of the date of execution of this Agreement.

     4.6 No Default. No default (however defined, but excluding margin shortages) will have occurred or be continuing under the Borrower's credit facility with Union Bank of California, N.A. (the "Union Bank Facility") or any other agreement evidencing indebtedness of the Borrower, or any other material agreement, unless such default will have been effectively waived in writing by the other party or parties thereto.

     4.7 Representations. All representations of the Borrower in the Prior Agreement, the security agreement executed in connection with the Prior Agreement, hereunder or otherwise made by the Borrower to the Lender or to the Loan Committee will be true and correct on and as of the date hereof.

     4.8 Opinion of Counsel. The Lender will have received an opinion of McAfee & Taft that the Loan Documents are enforceable against the Borrower in accordance with the terms thereof and that the execution, delivery and performance of this Agreement will not: (a) violate any law, rule or regulation under the laws of the State of Oklahoma or applicable federal law; or (b) conflict with or cause a breach under any agreement to which the Company or any of its subsidiaries is a party or by which any of their respective properties are bound.


     Initial Approval                                       FINAL DOCUMENT
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

     4.9 Financial Statements. The Lender and the Loan Committee will have received financial statements of the Borrower as of February 28, 1999, including and reflecting transactions through such date.

5. Representations and Warranties. In order to induce the Lender to enter into and perform the Loan Documents, the Borrower represents and warrants to the Lender as follows:

     5.1 Capacity and Power. The Borrower has adequate capacity, power and legal right to enter into, execute, deliver and perform the terms of the Loan Documents, to borrow money, to give security for borrowings and to consummate the transactions contemplated by the Loan Documents. The execution, delivery and performance of the Loan Documents by the Borrower will not violate any law, regulation, rule or any other agreement or instrument binding on the Borrower or the Collateral.

     5.2 Full Disclosure. Neither this Agreement nor any statement or document referred to herein or delivered to the Lender by the Borrower or any other party on behalf of the Borrower contains any material untrue statement or omits to state a material fact necessary to make the statements herein or therein not misleading.

     5.3 Financial Condition. The Borrower's financial statements dated as of December 31, 1998, copies of which have been furnished to the Lender are correct and complete and fairly reflect the financial condition of the Borrower as of the date thereof and have been prepared in conformity with accounting principles applied on a basis consistent with that of preceding periods. There has occurred no material adverse change in the financial condition of the Borrower from the date of such financial statements to the date of execution of this Agreement.

     5.4 Liabilities. The Borrower has no material liabilities, direct or contingent, and has granted no security interests or liens on the property of the Borrower, except those disclosed in the financial statements referred to in paragraph 5.3 of this Agreement.

     5.5 Ownership. The Borrower has good and marketable title to the Collateral, free and clear of all liens, security interests, claims or encumbrances, except for liens and security interests in favor of the Lender.

     5.6 No Default. No default (however defined, but excluding margin shortages) has occurred or is continuing under any other agreement, instrument or document between the Borrower and any person or under any agreement secured by property of the Borrower including, without limitation, the Union Bank Facility or any other agreement evidencing indebtedness of the Borrower other than such defaults as have been disclosed to the Lender prior to the date hereof or that have been effectively waived in writing by such other party.


     Initial Approval                                       FINAL DOCUMENT
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                                       5

     5.7 Survival of Representations. All representations and warranties made by the Borrower herein will survive the delivery of the Loan Documents, and any investigation at any time made by or on behalf of the Lender will not diminish the Lender's right to rely thereon. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower under or pursuant to this Agreement or in connection with the transactions contemplated hereby will constitute representations and warranties made by the Borrower hereunder.

     5.8 Pelican Lake. The sole assets of Pelican Lake, Inc. are the real property located in Minnesota and the fixtures and personal property located on or used in connection with such real property.

6. Covenants of the Borrower. Until the expiration of the Lender's obligation to advance funds under this Agreement and payment in full of the Note, the Borrower agrees that, unless the Lender waives compliance in writing:

     6.1 Financial Statements. The Borrower will furnish the Lender and each of the members of the Loan Committee the Borrower's financial statements on a quarterly basis, within thirty (30) days after the end of each calendar quarter, commencing with the calendar quarter ending March 31, 1999, and such additional financial statements as the Lender or the Loan Committee might reasonably request.

     6.2 Liquidation Assets Report. The Borrower will furnish to the Lender, with a copy to each member of the Loan Committee, monthly within ten
          (10) days after the end of each month commencing January 31, 1999, a report, in form and substance satisfactory to the Lender and the Loan Committee, setting forth the status of the Borrower's efforts to dispose of the Liquidation Assets including, without limitation, copies of any pending sale contracts, scheduled closing dates and estimated expenses of sale and net proceeds.

     6.3 Notifications. The Borrower will give prompt written notice to the Lender and each member of the Loan Committee of: (a) any event of default; (b) any event of default or acceleration under any other lending arrangement to which the Borrower is a party; (c) all material litigation affecting the Borrower or the Collateral; and (d) any other matter which has resulted in, or might result in (i) a material adverse change in the financial condition of the Borrower, or (ii) a material adverse change in the ability of the Borrower to perform the Borrower's obligations, warranties, covenants and conditions of the Loan Documents.

     6.4 Records Inspections. The Borrower will and will cause the Pledgor to maintain full and accurate accounts and records of the Borrower's and the Pledgor's respective businesses on a basis consistent with prior periods. The Borrower will and will cause the Pledgor to permit the Lender and the Lender's designated representatives

     Initial Approval                                       FINAL DOCUMENT
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

          including, without limitation, the Loan Committee, to have access to the Borrower's and the Pledgor's respective records and accounts at all reasonable times to perform such inspections, audits and examinations as the Lender or the Loan Committee might reasonably request from time to time. In addition, the Borrower agrees that if any Payment Hurdle is not met, upon request of the Lender or the Loan Committee, the Borrower will and will cause the Pledgor to permit the Lender or members of the Loan Committee from time to time to consult with any managers, investment bankers, brokers or similar persons assisting in the liquidation of the Liquidation Assets, and the Borrower will and will cause the Pledgor to assist the Lender or such members of the Loan Committee in obtaining consultations with management and key representatives of the companies whose securities constitute Liquidation Assets.

     6.5 Additional Documents. The Borrower will promptly, on demand by the Lender or the Loan Committee, perform or cause to be performed such actions and execute or cause to be executed all such additional agreements, contracts, indentures, documents and instruments as might be reasonably requested by the Lender or the Loan Committee to satisfy the requirements of this Agreement.

     6.6 Taxes. All taxes, assessments, governmental charges and levies imposed on the Borrower, the Pledgor or their respective assets, income and profits will be paid prior to the date on which penalties attached thereto, provided that the Borrower will not be required to pay any such charge which is being contested in good faith by proper proceedings.

     6.7 Creation of Liens. The Borrower will not create, assume or suffer to exist any deed of trust, mortgage, pledge, security interest, encumbrance or other lien (including the lien of an attachment, judgment or execution) securing a charge or obligation affecting any property of the Borrower, excluding only: (a) liens for governmental charges which are not delinquent or the validity of which is being contested in good faith by appropriate proceedings and as to which adequate reserves have been established under generally accepted accounting principles; (b) deposits made to secure statutory and other obligations incurred in the ordinary course of the Borrower's business; (c) liens to the Lender contemplated by this Agreement; (d) liens in existence on the date hereof, liens on the Pelican Lake stock or liens otherwise securing indebtedness permitted by paragraph 6.9 hereof; and (e) liens specifically approved after the date of this Agreement by the Loan Committee in writing. The Borrower will cause the Pledgor not to create, assume or suffer to exist any deed of trust, mortgage, pledge, security interest, encumbrance or other lien (including the lien of an attachment, judgment or execution) securing a charge or obligation affecting any of the Collateral pledged by the Pledgor.


     Initial Approval                                       FINAL DOCUMENT
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

     6.8 Other Agreements. The Borrower will not enter into any agreement that limits or restricts the ability of the Borrower to comply with the terms of the Loan Documents.

     6.9 Indebtedness. The Borrower agrees that he will not incur or permit to exist any indebtedness of the Borrower, or indebtedness secured by a lien or security interest on any property of the Borrower, other than:
          (a) the indebtedness in effect on the date hereof and described in the most recent financial statements delivered to the Lender and the Loan Committee; (b) indebtedness incurred to refinance or restructure any indebtedness referred to in (a) above; (c) indebtedness a material portion of which is incurred to pay principal or interest on the Note;
          (d) indebtedness secured by the Pelican Lake Stock; and (e) other indebtedness not to exceed $500,000.00.

7. Default. The Lender may terminate all of the Lender's obligations under the Loan Documents and may declare the Note and all other indebtedness and obligations of the Borrower owing to the Lender to be due and payable if any of the following events of default occur and have not been cured or waived by the
Lender:

     7.1 Nonpayment of Note. Default in payment when due of any interest on or principal of the Note; or

     7.2 Other Nonpayment. Default in the payment of any amount payable to the Lender under the terms of the Loan Documents or any agreement in connection therewith; or

     7.3 Breach of Agreement. (a) Default in the performance or observance of any covenant contained in the Loan Documents, any other agreement between the Borrower and the Lender or under the terms of any other instrument delivered to the Lender in connection with this Agreement; or (b) default has occurred in any other agreement evidencing indebtedness of the Borrower, after giving effect to any grace periods with respect thereto, unless such default has been cured or waived in writing; or

     7.4 Representations and Warranties. Any representation, statement, certificate, schedule or report made or furnished to the Lender on behalf of the Borrower proves to be false or erroneous in any material respect or any warranty ceases to be complied with in any material respect; or

     7.5 Insolvency. The Borrower admits the inability to pay the Borrower's debts as such debts mature; or


     Initial Approval                                       FINAL DOCUMENT
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

     7.6 Bankruptcy. The institution of bankruptcy, reorganization, readjustment of debt, liquidation or receivership proceedings by or against the Borrower under the Bankruptcy Code, as amended, or any party thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing; or

     7.7 Receivership. The appointment of a receiver or trustee for the Borrower or for any substantial part of the Collateral; or

     7.8 Judgment. Entry by any court of a final judgment against the Borrower or an attachment of any part of the Collateral by any means, including, without limitation, levy, distraint, replevin or self-help, which is not discharged or stayed within ten (10) days thereof; or

     7.9 Insecurity. The Lender or the Loan Committee deems, in its sole judgment, for any reason that the likelihood of repayment of the Note is insecure regardless of whether the Borrower is otherwise in compliance hereunder.

8. Remedies. On the occurrence of any event of default the Lender may, at the Lender's option:

     8.1  Termination. Terminate the Lender's obligations hereunder.

     8.2 Acceleration of Note. Declare the Note and all sums due pursuant to the Loan Documents to be immediately due and payable, whereupon the same will become forthwith due and payable, and the Lender will be entitled to proceed to selectively and successively enforce the Lender's rights under the Loan Documents or any other instruments delivered to the Lender in connection with the Loan Documents; provided that if any event of default specified in paragraphs 7.5, 7.6 or 7.7 will occur, all amounts owing under the Loan Documents, including the Note, will thereafter become due and payable concurrently therewith, and the Lender's obligations hereunder will automatically terminate, without presentment, demand, protest, notice of default, notice of acceleration or intention to accelerate or other notice of any kind, all of which the Borrower hereby expressly waives.

     8.3 Selective Enforcement. The Lender is not required to proceed against the Collateral to satisfy the obligations of the Borrower hereunder which are general obligations of the Borrower. The Lender may elect to proceed against the Collateral in any order or priority, however, the Borrower will be liable for any deficiency. In the event the Lender elects to selectively and successively enforce the Lender's rights under any one or more of the instruments securing payment of the indebtedness evidenced by the Note, such action will not be deemed a waiver or discharge of any remaining indebtedness hereunder or of any other lien or encumbrance securing payment of any of the indebtedness evidenced by the Note

     Initial Approval                                       FINAL DOCUMENT
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

          until such time as the Lender has been paid in full all sums advanced by the Lender plus all accrued interest thereon.

     8.4 Waiver of Default. The Lender may, solely by an instrument or instruments in writing, approved by the Loan Committee and signed by the Lender, waive any default which has occurred and any of the consequences of such default, and, in such event, the Lender and the Borrower will be restored to their respective former positions, rights and obligations hereunder. Any default so waived will, for all purposes of this Agreement, be deemed to have been cured and not to be continuing, but no such waiver will extend to any subsequent or other default or impair any consequence of such subsequent or other default.

9. Miscellaneous. It is further agreed as follows:

     9.1 Expenses. All reasonable out-of-pocket expenses incurred by the Lender in connection with the enforcement of the Loan Documents including, without limitation, reasonable attorneys' fees, will be paid by the Borrower. In addition, the Borrower will pay all recording fees and all other costs and fees incurred in connection with the loan or the Loan Documents.

     9.2 Notices. All notices, requests and demands will be served by hand delivery, telefacsimile or by registered or certified mail, with return receipt requested, as follows:

          To the Borrower:          Mr. Aubrey K. McClendon
                                    6100 North Western
                                    Oklahoma City, Oklahoma 73118
                                    Fax No. (405) 848-8588

          To the Lender:            Chesapeake Energy Marketing, Inc.
                                    6100 North Western
                                    Oklahoma City, Oklahoma 73118
                                    Attention: Mr. Marcus C. Rowland
                                    Fax No. (405) 879-9580

          To the Loan
          Committee:                Mr. Edgar F. Heizer, Jr.
                                    Dover House
                                    Tucker's Town, Bermuda H502
                                    Fax No. (441) 293-5557

                                    Mr. Walter C. Wilson
                                    2001 Kirby Drive, Suite 1107
                                    Houston, Texas  77019-6033
                                    Fax No. (713) 520-5950


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          or at such other address as either party designates for such purpose a written notice to the other party. Notice will be deemed to have been given on the date actually received in the event of personal or telefacsimile delivery or on the date two (2) days after notice is deposited in the mail, properly addressed, postage prepaid.

     9.3 Severability. In the event any one or more of the provisions contained in any of the Loan Documents is determined to be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction nor will the validity, legality and enforceability of the remaining provisions contained in the Loan Documents in any way be affected or impaired thereby.

     9.4 Construction and Venue. This Agreement, the documents issued hereunder and that certain letter dated March 22, 1999 from the Borrower to Frederick B. Whittemore, Edgar F. Heizer, Jr. and Walter C. Wilson (the "Letter") are executed and delivered as an incident to a lending transaction negotiated and to be performed in Oklahoma County, Oklahoma and together constitute the agreement of the parties hereto. The Loan Documents and the Letter are intended to constitute a contract made under the laws of the State of Oklahoma and to be construed in accordance with the internal laws of the State of Oklahoma. The descriptive headings of the paragraphs of this Agreement are for convenience only and are not to be used in the construction of the content of this Agreement. All actions relating to or arising under the Loan Documents will be instituted in the courts of the State of Oklahoma sitting in Oklahoma County, Oklahoma, or the United States District Court for the Western District of Oklahoma, and the Borrower irrevocably and unconditionally waives any objection to the venue in such court and any claim that any action has been brought in an inconvenient forum.

     9.5 No Waiver. No advance of loan proceeds under the Loan Documents will constitute a waiver of any of the Borrower's representations, warranties, conditions or covenants under the Loan Documents.

     9.6 Counterparts. This Agreement may be executed via telefacsimile in two or more counterparts and it will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Each counterpart will be deemed an original, but all counterparts together will constitute one and the same instrument.

     9.7 Prior Agreement. This Second Amended and Restated Loan Agreement is an amendment and restatement of the Prior Agreement, executed in replacement of,

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          but not in extinguishment of, the Prior Agreement. In the event that this Agreement or the Note are deemed not to be in force and effect, the Prior Agreement and the Prior Note will be in force and effect, under the terms and conditions set forth therein. In such event, the Lender will not be deemed to have waived any of its rights and benefits under the Prior Agreement or the Prior Note.


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     IN WITNESS WHEREOF, the Borrower and the Lender have executed this
Agreement effective on the date first above written.

                                    /s/ AUBREY K. McCLENDON
                                    --------------------------------------------
                                    AUBREY K. McCLENDON, individually

                                    (the "Borrower")



                                    CHESAPEAKE ENERGY MARKETING, INC., an
                                    Oklahoma corporation


                                    By  /s/ MARCUS C. ROWLAND
                                       -----------------------------------------
                                       Marcus C. Rowland, Vice President
                                       and Chief Financial Officer

                                    (the "Lender")


     The execution by the Lender of this Agreement has been approved by the undersigned who constitute all of the members of the Loan Committee.


                                    /s/ WALTER C. WILSON
                                    --------------------------------------------
                                    WALTER C. WILSON, individually


                                    /s/ EDGAR F. HEIZER, JR.
                                    --------------------------------------------
                                    EDGAR F. HEIZER, JR., individually


                                    (the "Loan Committee")



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